[LOGO] NEA                              [LOGO] SECURITY BENEFIT SM
       VALUEBUILDER (R)                        Life Insurance Company
       Program

VARIABLE ANNUITY

Please type or print in black ink.

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   1.  TYPE OF ANNUITY CONTRACT
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      [ ] 403(b) TSA

      [ ] Roth 403(b) TSA

      [ ] Traditional IRA

      [ ] Roth IRA

For IRAs only: Contribution Information

Current Year          $ ______________

Previous Year         $ ______________

Rollover              $ ______________

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   2.  ANNUITANT
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---------------------    ------         ----------------------
Name of Annuitant
(First)                   (MI)                 (Last)

[ ] Male  [ ] Female

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Mailing Address (Do not use P.O. Box)                     Apt.

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City

--------------   ---  ---   ----  ----  ----  ----  ----  ----
State            Zip Code

----  ---- / ----  ---- / ----  ----  ----  ----  ----  ----
Date of Birth

----  ----  ----  ----  ----  ----  ----  ----  ----
Social Security Number / Tax I.D. Number

----  ----  ----  ----  ----  ----  ----  ----
Phone Number (for confidential calls between 8:00am and 6:00pm CST)

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   3.  OWNER (APPLICANT)
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[ ] Same as Annuitant

---------------------    ------         ----------------------
Name of Owner
(First)                   (MI)                  (Last)
[ ] Male [ ] Female

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Mailing Address                                           Apt.

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City

--------------   ---  ---   ----  ----  ----  ----  ----  ----
State            Zip Code

----  ---- / ----  ---- / ----  ----  ----  ----  ----  ----
Date of Birth

----  ----  ----  ----  ----  ----  ----  ----  ----
Social Security Number / Tax I.D. Number

----  ----  ----  ----  ----  ----  ----  ----  ----
Phone Number (for confidential calls between 8:00am and 6:00pm CST)

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Residential Address (if different than mailing address)        Apt.

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City

--------------   ---  ---   ----  ----  ----  ----  ----  ----
State            Zip Code

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   4.  PRIMARY BENEFICIARY(IES)
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     Name                       DOB           Relationship           % of
                                                to Owner            Benefit

1. -----------------------------------------------------------------------------

2. -----------------------------------------------------------------------------

3. -----------------------------------------------------------------------------

4. -----------------------------------------------------------------------------

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   5.  CONTINGENT BENEFICIARY(IES)
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     Name                       DOB           Relationship           %
                                                to Owner
1. -----------------------------------------------------------------------------

2. -----------------------------------------------------------------------------

MAIL TO: SECURITY BENEFIT o PO BOX 750497 o TOPEKA, KANSAS 66675-0497 OR FAX TO:
                                 1-785-438-5177
                      ALSO VISIT US ONLINE AT WWW.NEAMB.COM
         QUESTIONS? CALL OUR CUSTOMER SERVICE CENTER AT 1-800-888-2461.

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   6.  ALLOCATION OF PURCHASE PAYMENTS
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       ______% AIM Technology

       ______% American Century Intl Growth

       ______% Security Global

       ______% Security Small Cap Growth

       ______% AIM Small Cap Growth

       ______% Fidelity Advisor Value Strat

       ______% Wells Fargo Advtg SmCp Value

       ______% Ariel

       ______% Security Mid Cap Growth

       ______% AIM Dynamics

       ______% Van Kampen Aggressive Growth

       ______% Calamos Growth

       ______% American Century Heritage

       ______% Wells Fargo Advtg Opportunity

       ______% AIM Mid Cap Core Equity

       ______% Dreyfus Midcap Value

       ______% Security Mid Cap Value

       ______% Wells Fargo Advtg Growth

       ______% Security Large Cap Growth

       ______% AIM Blue Chip

       ______% American Century Select

       ______% Security Social Awareness

       ______% Fidelity Advisor Div Growth

       ______% Wells Fargo Advtg Gro & Inc

       ______% Security Equity

       ______% Dreyfus Appreciation

       ______% Dreyfus Premier Strat Value

       ______% AIM Basic Value

       ______% Van Kampen Comstock

       ______% Security Large Cap Value

       ______% American Century Equity Income

       ______% Van Kampen Equity and Income

       ______% Calamos Growth and Income

       ______% PIMCO High Yield

       ______% Security Diversified Income

       ______% Lehman Brothers Core Bond

       ______% Security Capital Preservation

       ______% Security Income Opportunity

       ______% Dreyfus General Money Market

       MUST TOTAL 100%

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   7.  SALARY INFORMATION
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PLEASE COMPLETE THIS SECTION ONLY IF YOU ARE CONTRIBUTING THROUGH SALARY
REDUCTION AND/OR DEDUCTION.

Contribution Amount (select all that apply):

[ ] Pre-tax Qualified Contribution of $ ______________ per year or ______________ % per pay period.


[ ] After-tax Roth Contribution of $ ______________ per year or ______________ % per pay period.

Beginning Date: ----  ---- / ----  ---- / ----  ----  ----  ----

Please skip the following month(s): ----------------------------

Will your employer match contributions?  [ ] Yes  [ ] No

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Employer Name

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Mailing Address

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City

--------------   ---  ---   ----  ----  ----  ----  ----  ----
State            Zip Code

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Billing Statement Address.(if different from above)

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City

--------------   ---  ---   ----  ----  ----  ----  ----  ----
State            Zip Code

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   8.  REPLACEMENT
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1. Do you currently have any existing annuity or insurance policies?
   [ ] No [ ] Yes

2. Does this proposed contract replace or change any existing annuity or insurance policy? [ ] No [ ] Yes If yes, please list company and policy number

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  9.   GUARANTEED MINIMUM ACCUMULATION BENEFIT ELECTION
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Please base this election on the estimated number of years until you will need retirement income.

      [ ] 2-year        [ ] 7-year         [ ] 12-year

      [ ] 3-year        [ ] 8-year         [ ] 13-year

      [ ] 4-year        [ ] 9-year         [ ] 14-year

      [ ] 5-year        [ ] 10-year        [ ] 15-year

      [ ] 6-year        [ ] 11-year

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   10. ELECTRONIC TRANSFER PRIVILEGE
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Security Benefit will make transfers, account changes and effect various other transactions based on instructions received via telephone, Internet, or other available electronic means from both my representative and myself.

[ ] I do NOT wish to authorize Electronic Transfers for myself or my representative.

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   11. STATEMENT OF UNDERSTANDING
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I have been given a current prospectus that describes the contract for which I am applying and a current prospectus for each of the funds which underlie each Subaccount above. I UNDERSTAND THAT ANNUITY PAYMENTS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SUBACCOUNTS ARE VARIABLE AND DOLLAR AMOUNTS ARE NOT GUARANTEED and that any benefits, values or payments based on performance of the Subaccounts may vary and are NOT guaranteed by the U.S. Government or any State Government; and are NOT federally insured by the FDIC, the Federal Reserve Board or any other agency, Federal or State. I further understand that I bear all risk of investment unless some of my funds are placed in the Security Benefit Fixed Account (subject to availability).

If my annuity contract qualifies under Section 403(b), I declare that I know:
(1) the limits on redemption imposed by Section 403(b)(11) of the Internal Revenue Code; and (2) the investment choices available under my employer's
Section 403(b) plan to which I may elect to transfer my account balance. I understand that the amount paid and the application must be acceptable to Security Benefit under its rules and practices. If they are, the contract applied for will be in effect on the Contract Date. If they are not, Security Benefit will be liable only for the return of the amount paid.

[ ] Check this box to receive a Statement of Additional Information.

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   12. SIGNATURES
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My signature below indicates the information provided within the application is accurate and true, including my tax identification number.

TAX IDENTIFICATION NUMBER CERTIFICATION

INSTRUCTIONS: You must cross out item (2) below if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. For contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct Tax Identification Number.

Under penalties of perjury I certify that (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me);

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   12. SIGNATURES (continued)
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AND (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. Person (including a U.S. Resident Alien).

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

X
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Signature of Owner                                         Date (Month/Day/Year)


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Signed at (City-State)                                     Date (Month/Day/Year)

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   13. REGISTERED REPRESENTATIVE/DEALER INFORMATION
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Will the Annuity being purchased replace any prior insurance or annuities of this or any other Company?

   [ ] No, to the best of my knowledge, this application is not involved in the replacement of any life insurance or annuity contract, as defined in applicable Insurance Department Regulations, except as stated in Statement above. I have complied with the requirements for disclosure and/or replacement.

   [ ] Yes. If yes, please comment below. (The agent shall submit a copy of the Replacement Notice with this application and is required to leave with the applicant a copy of any written material presented to the applicant.)

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Print Name of Representative

X
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Signature of Representative                                Date (Month/Day/Year)

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Address

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City

--------------   ---  ---   ----  ----  ----  ----  ----  ----
State            Zip Code

--------------   ---  ---   ----  ----  ----  ----  ----
Daytime Phone Number

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E-mail Address

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Representative License I.D. Number

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Zip Code

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Print Name of Broker/Dealer

For Company Representative's Use Only
Option:  [ ] A (default)    [ ] B    [ ] C    [ ] D

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[LOGO] NEA                              [LOGO] SECURITY BENEFIT SM
       VALUEBUILDER (R)                        Life Insurance Company
       Program

                          VARIABLE ANNUITY APPLICATION

                             STATE FRAUD DISCLOSURES

THIS STATE FRAUD DISCLOSURE APPLIES TO ALL JURISDICTIONS EXCEPT KS, MN, VA AND THE STATES LISTED BELOW.

Any person who, with intent to defraud or knowing that he/she is facilitating fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

NJ ONLY

Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

OK ONLY

WARNING: Any person who knowingly and with intent to injure, defraud or deceive any insurer, makes a claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of insurance fraud.

WA AND VT ONLY

Any person who knowingly presents a false or fraudulent claim for the payment of a loss or knowingly makes a false statement in an application for insurance may be guilty of a criminal offense under state law.

OR ONLY

Any person who, with intent to defraud or knowing that he/she is facilitating fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

AR, DC, KY, ME, NM, OH AND PA ONLY

Any person who, knowingly and with intent to defraud any Insurance Company or other person, files an application for insurance or statement of claim containing materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties.

TX ONLY

Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud, as determined by a court of competent jurisdiction.

LA ONLY

Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime may be subject to fines and confinements in prison.

FL ONLY

Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing false, incomplete, or misleading information is guilty of a felony of the third degree.

AZ ONLY

Upon written request, the Company will provide additional information regarding the benefits and provisions of this annuity contract to the Owner/Applicant. If for any reason, the Owner/Applicant is not satisfied with this annuity contract, the Owner/Applicant may return the contract within 10 days after the contract is delivered and receive a refund equal to the sum of the difference between the premiums paid, including any contract fees or other charges, and the amounts allocated to any separate accounts under the contract, and the value of the amounts allocated to any separate accounts under the contract on the date the returned contract is received by the Company.

CT ONLY

Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud, as determined by a court of competent jurisdiction.

        IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

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